Exhibit 99.1

Insmed Announces Strategic Financings Totaling $775 Million

—$500 million secured in non-dilutive structured financings consisting of a term loan and capped royalty financing—

—$275 million underwritten offering of common stock—

—Financings increase cash and cash equivalents and marketable securities to approximately $1.3 billion—

BRIDGEWATER, NJ, October 19, 2022 -- Insmed Incorporated (Nasdaq: INSM), a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases, today announced three strategic financings resulting in aggregate gross proceeds of $775 million. Proceeds from the transactions will strengthen Insmed’s financial position, which will place the Company in a position to deliver clinical data from each of its four pillars.

“Insmed is at a pivotal moment in its history, as we prepare to serve significantly more patients with serious and rare diseases. We believe these financings provide the company with ample resources to advance our four pillars through key clinical trials and prepare for the potential commercial availability of ARIKAYCE for frontline NTM lung disease and brensocatib for bronchiectasis,” commented Will Lewis, Chair and Chief Executive Officer of Insmed. “We appreciate the extensive due diligence completed by the investors involved and share their enthusiasm for the Insmed pipeline and our vision for the future.”

“We are excited to partner with Insmed as it advances its mission,” said Pedro Gonzalez de Cosio, CEO of Pharmakon Advisors, LP.  “Led by a highly experienced management team, Insmed strives to improve the lives of patients suffering from debilitating diseases and is investing meaningfully in additional therapies which address significant unmet needs.”

“This partnership exemplifies our collective confidence in the strength of Insmed’s global ARIKAYCE franchise and the potential of brensocatib to address neutrophil-driven diseases,” said Matthew Rizzo, General Partner of OrbiMed. “We are pleased to support Insmed as the Company advances its rare disease pipeline.”

$350 Million Senior Secured Loan
Insmed has entered into a $350 million senior secured term loan agreement with funds managed by Pharmakon Advisors, LP, a leading investor in non-dilutive debt for the life sciences industry and the investment manager of the BioPharma Credit funds (the “Term Loan”). The five-year Term Loan matures in October 2027. The Term Loan bears interest at a rate based upon the secured overnight financing rate (SOFR), subject to a SOFR floor of 2.5%, in addition to a margin of 7.75% per annum.

$150 Million Synthetic Royalty Financing Agreement
The Company has also entered into a $150 million secured royalty financing agreement with OrbiMed, a leading investor in the healthcare industry. Under the agreement, OrbiMed will be entitled to receive royalties of 4% on global net sales of ARIKAYCE® (amikacin liposome inhalation suspension) until September 1, 2025, and royalties of 4.5% on ARIKAYCE global net sales from September 1, 2025, as well as royalties of 0.75% on brensocatib global net sales (the “Royalty Financing”). The total royalty payable by Insmed to OrbiMed is capped at 1.8x of the purchase price up to a maximum of 1.9x of the purchase price under certain conditions.

The Term Loan and the Royalty Financing will be secured by an all-assets collateral package that is governed by the terms of an intercreditor agreement entered into among BioPharma Credit PLC, as collateral agent, OrbiMed Royalty & Credit Opportunities IV, LP and Insmed.

Transactions for both the Term Loan and Royalty Financing closed on October 19, 2022.

Advisors
SVB Securities LLC acted as an exclusive financial advisor to Insmed on the Term Loan and Royalty Financing.  Covington & Burling LLP acted as counsel to Insmed on the Term Loan and Royalty Financing.  Akin Gump Strauss Hauer & Feld LLP acted as counsel to Pharmakon Advisors, LP on the Term Loan. Morrison & Foerster LLP acted as counsel to OrbiMed on the Royalty Financing.

$275 Million Underwritten Offering of Common Stock
Additionally, Insmed announced today that it has agreed to sell 13,750,000  shares of its common stock at a price per share of $20.00 in an underwritten offering (the “Offering”). Insmed anticipates gross proceeds from the Offering to be approximately $275 million, before deducting underwriting discounts and commissions and other offering expenses. The Offering is expected to close on October 21, 2022, subject to customary closing conditions.

J.P. Morgan Securities LLC and SVB Securities LLC are acting as joint book-running managers for the Offering.

Insmed intends to use net proceeds from the Term Loan, the Royalty Financing and the Offering to fund activities related to the commercialization of ARIKAYCE, potential commercial launch of brensocatib, if approved, and further research and development of ARIKAYCE, brensocatib, TPIP, its translational medicine efforts or any of its product candidates, and for other general corporate purposes, including business expansion activities.

The Offering is being made pursuant to Insmed’s shelf registration statement on Form S-3 (File No. 333-238560) that was previously filed with the Securities and Exchange Commission (“SEC”) and became automatically effective on May 21, 2020. A final prospectus supplement and accompanying prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, from: J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (866) 803-9204 or by email at prospectus-eq_fi@jpmorgan.com; or SVB Securities LLC, Attention: Syndicate Department, 53 State Street, 40th Floor, Boston, Massachusetts 02109, by telephone at (800) 808-7525, ext. 6105, or by email at syndicate@svbsecurities.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Insmed
Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed’s first commercial product is a first-in-disease therapy approved in the United States, Europe, and Japan to treat a chronic, debilitating lung disease. The Company is also progressing a robust pipeline of investigational therapies targeting areas of serious unmet need, including neutrophil-mediated inflammatory diseases and rare pulmonary disorders. Insmed is headquartered in Bridgewater, New Jersey, with a footprint across Europe and in Japan. For more information, visit www.insmed.com.

About Pharmakon Advisors
Pharmakon Advisors, LP is a leading investor in non-dilutive debt for the life sciences industry and is the investment manager of the BioPharma Credit funds.  Established in 2009, funds managed by Pharmakon Advisors have committed $6.5 billion across 46 investments.

About OrbiMed
OrbiMed is a leading healthcare investment firm, with approximately $18 billion in assets under management. OrbiMed invests globally across the healthcare industry, from start-ups to large multinational corporations, through a range of private equity funds, public equity funds, and royalty/credit funds. OrbiMed seeks to be a capital provider of choice, providing tailored financing solutions and extensive global team resources to help build world-class healthcare companies. OrbiMed’s team of over 130 professionals is based in New York City, San Francisco, Shanghai, Hong Kong, Mumbai, Herzliya, and other key global markets. www.orbimed.com.

Forward-looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risks and uncertainties associated with, and the perceived benefits of, the Term Loan and the Royalty Financing, including the Company’s ability to maintain compliance with the covenants in the agreements for the Term Loan and Royalty Financing and the impact of the restrictions on the Company’s operations under these agreements; the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Offering; uncertainties regarding the Company’s cash runway; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, or for the Company’s product candidates in the U.S., Europe, Japan or other markets, including separate regulatory approval for the Lamira® Nebulizer System and other product candidate devices in each market and for each usage; failure to successfully commercialize ARIKAYCE, the Company’s only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the COVID-19 pandemic and efforts to reduce its spread on the Company’s business, employees, including key personnel, patients, partners and suppliers; risk that brensocatib does not prove effective or safe for patients in ongoing and future clinical studies, including the ASPEN study; risk that TPIP does not prove to be effective or safe for patients in ongoing and future clinical studies; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully or in a timely manner complete the study to validate a patient reported outcome tool and the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company’s other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or the Company’s product candidates; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or the Company’s other product candidates or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of the Company’s product candidates that are approved in the future; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; risk that the Company’s competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product the Company is developing for a particular indication; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP and the Company’s other product candidates due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage the Company’s growth; the Company’s inability to successfully integrate its recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that the Company’s acquired technologies, products and product candidates are not commercially successful; the Company’s inability to adapt to its highly competitive and changing environment; risk that the Company is unable to maintain its significant customers; risk that government healthcare reform materially increases the Company’s costs and damages its financial condition; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; risk that the Company’s operations are subject to a material disruption in the event of a cybersecurity attack or issue; business disruptions or expenses related to the upgrade to the Company’s enterprise resource planning system; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business, including any pricing reform, and failure to comply with such laws and regulations; the Company’s history of operating losses, and the possibility that the Company may never achieve or maintain profitability; goodwill impairment charges affecting the Company’s results of operations and financial condition; inability to repay the Company’s existing indebtedness and uncertainties with respect to the Company’s ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Company filings with the Securities and Exchange Commission (SEC).

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Investors:

Eleanor Barisser
Associate Director, Investor Relations
Insmed
(718) 594-5332
eleanor.barisser@insmed.com

Media:

Mandy Fahey
Executive Director, Corporate Communications
Insmed
(732) 718-3621
amanda.fahey@insmed.com